                                                                   EXHIBIT 10.20


                                (CLEARWIRE LOGO)


February 1, 2005



ITFS Spectrum Consultants, LLC
ATTN: Rudolph J. Geist, Managing Member
1010 Wayne Ave., Ste. 950
Silver Spring, MD 20910

Dear Rudy:

This letter confirms our understanding and agreement with respect to the payment of consideration for the assistance by ITFS Spectrum Consultants, LLC ("ISC") with respect to the acquisition of those MMDS channels and, if applicable, the lease of those ITFS channels listed on the attached Exhibit A.

Upon (i) the closing of each acquisition of the MMDS channel(s) pursuant to the purchase agreements dated September 23, 2004, between Fixed Wireless Holdings, LLC "FWH"), a wholly owned subsidiary of Clearwire Corporation ("Clearwire"), and the licensees listed in Section 1 of the attached Exhibit A and for (ii) the closing of an acquisition of the authorizations held by Communications Ventures, Inc. which are listed on Exhibit A, Clearwire will pay to ISC an amount equal to *** multiplied by the number of CPOPs for such MMDS channels as set forth in the third column of the attached Exhibit A for such channels. Such amounts will be paid *** in immediately available funds and *** in warrants to purchase shares of Class A common stock of Clearwire, such warrants to have the same terms and conditions as described in the Spectrum Acquisition Consulting Agreement between ISC and Clearwire of date even herewith (the "SACA"). In addition, upon the execution of an agreement to lease the excess capacity over and above what is required to be retained by the ITFS license holder, Clearwire will pay to ISC an amount equal to $0.02 multiplied by the number of CPOPs as listed in the third column of part 2 on the attached Exhibit A for such channels; provided however, if such lease agreement does not include an option to purchase the licenses, then the amount paid shall equal to ONE CENT ($0.01) multiplied by the number of CPOPs as set forth in the third column of the attached Exhibit A for such channels.

The consideration paid pursuant to this letter shall be treated as Consulting Consideration shall be included together with any other Consulting Consideration paid to ISC under the SACA for the purpose of determining when ISC has been paid the Consideration Maximum (as defined in the SACA).

[* * * Portions of this Exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to the Securities Act of 1933, as amended]


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


Please indicate your agreement with this letter by signing in the space provided below and return an signed original of this letter to Clearwire Corporation at the address set forth above.

Sincerely,

CLEARWIRE CORPORATION




By /s/ Benjamin G. Wolff
  -----------------------------
Name: Benjamin G. Wolff
Title: Executive Vice President


 AGREED:

 ITFS SPECTRUM CONSULTANTS, LLC




By /s/ Rudolph J. Geist
  -----------------------------
Name: Rudolph J. Geist
Title: Managing Member



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


                                    EXHIBIT A


1.       MMDS Channels




LICENSEE                   MARKET            CPOP              CALL SIGN

***                        ***               ***               ***
***                        ***               ***               ***
***                        ***               ***               ***
***                        ***               ***               ***
***                        ***               ***               ***
***                        ***               ***               ***
***                        ***               ***               ***
***                        ***               ***               ***
***                        ***               ***               ***
***                        ***               ***               ***
***                        ***               ***               ***
***                        ***               ***               ***
***                        ***               ***               ***
***                        ***               ***               ***
***                        ***               ***               ***



2.       ITFS Channels


LICENSEE                   MARKET            CPOP              CALL SIGN

***                        ***               ***               ***
***                        ***               ***               ***




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